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                                                                    EXHIBIT 1.1

                                 HONEYWELL INC.
                             HONEYWELL FINANCE B.V.
                            HONEYWELL CANADA LIMITED

                                  $500,000,000

                               MEDIUM-TERM NOTES

                          U.S. DISTRIBUTION AGREEMENT


                                                  July 18, 1996

Goldman, Sachs & Co.
85 Broad Street
New York, NY  10004

Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY  10167

Chase Securities Inc.
270 Park Avenue
New York, NY  10017

Citicorp Securities, Inc.
399 Park Avenue
New York, NY  10043

Dillon, Read & Co. Inc.
535 Madison Avenue
New York, NY  10022

J.P. Morgan Securities Inc.
60 Wall Street
New York, NY  10260


Ladies and Gentlemen:

        Honeywell Inc., a Delaware corporation (the "Company"), and its wholly-owned subsidiaries, Honeywell Finance B.V., a private limited liability company organized under the laws of The Netherlands (the "Dutch Issuer"), and Honeywell Canada Limited, a corporation organized under the laws of the Province of Ontario, Canada (the "Canadian


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Issuer" and, with the Company and the Dutch Issuer, jointly and severally, the "Issuers", or any of them, as the context requires, an "Issuer"), propose to issue and sell from time to time the Company's Medium-Term Notes, Series B (the "Series B Notes") or the Dutch Issuer's or the Canadian Issuer's Medium-Term Notes, Series A (the "Series A Notes" and, collectively with the Series B Notes, the "Securities"), guaranteed by the Company (the "Guarantees"), in an aggregate initial offering price of up to $500,000,000 and jointly and severally agree with each of you (individually, an "Agent" and, collectively, the "Agents") as set forth in this Agreement.

        Subject to the terms and conditions stated herein and to the reservation by each Issuer of the right to sell its Securities directly on its own behalf, each Issuer hereby (i) appoints each Agent as an agent of such Issuer for the purpose of soliciting and receiving offers to purchase such Issuer's Securities from such Issuer pursuant to Section 2(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell its Securities directly to any Agent as principal, it will enter into a separate agreement (each a "Terms Agreement"), substantially in the form of Annex I hereto, relating to such sale in accordance with Section 2(b) hereof. This Distribution Agreement shall not be construed to create either an obligation on the part of any Issuer to sell any Securities or an obligation of any of the Agents to purchase Securities as principal.

        Each Issuer may accept offers to purchase its Securities through an agent other than an Agent, PROVIDED that (i) the Issuer (and the Company if it is not such Issuer) and such agent shall have executed an agreement with respect to such purchases having terms and conditions (including, without limitation, commission rates) with respect to such purchases that are the same as the terms and conditions that would apply to such purchases under this Agreement if such agent were an Agent (which may be accomplished by incorporating by reference in such agreement the terms and conditions of this Agreement), and (ii) the Issuer shall notify the Agents prior to the execution of any such agreement and shall provide the Agents with a copy of such agreement promptly following the execution thereof.

        The Series B Notes will be issued under the Indenture dated as of August 1, 1994 (the "Company Indenture"), between the Company and The Chase Manhattan Bank (National Association), as Trustee (the "Company Trustee"). The Series A Notes will be issued under the Indenture dated as of July 15, 1996 (the "Subsidiary Indenture" and together with the Company Indenture, or either of them, as the context requires, the "Indentures") among the Dutch Issuer, the Canadian Issuer, the Company, as Guarantor, and The Chase Manhattan Bank, as Trustee (the "Subsidiary Trustee" and, together with the Company Trustee, or either of them, as the context requires, the "Trustees"). The Securities shall have the maturity ranges, interest rates, if any, redemption provisions and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities will be issued, and the terms and rights thereof established, from time to time in accordance with the applicable Indenture.

        1.  The Issuers represent and warrant to and agree with each Agent that:

            (a) A registration statement on Form S-3 (File No. 333-04125) in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment


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        thereto, each in the form heretofore delivered or to be delivered to such Agent, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included therein, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than the prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), each in the form heretofore delivered to the Agents); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act are hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective but excluding Form T-1, each as amended at the time such part of the registration statement became effective, is hereinafter collectively called the "Registration Statement"; the prospectus (including, if applicable, any prospectus supplement) relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a "Pricing Supplement"), shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein by reference; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented (including any applicable Pricing Supplement filed in accordance with Section 4(a) hereof) in relation to Securities to be sold pursuant to this Agreement, in the form filed or transmitted for filing with the Commission pursuant to Rule 424(b) under the Act and in accordance with
        Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing).

            (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder,
        (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part,


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        as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that (1) the representations and warranties set forth in this Section 1(b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to an Agent furnished to the Company in writing by such Agent expressly for use therein.

            (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own its property and to conduct its business as described in the Prospectus.

            (d) The Dutch Issuer, the Canadian Issuer and each subsidiary of the Company that is a "significant subsidiary" as defined in Rule 1-02(v) of Regulation S-X under the Act has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own its property and to conduct its business as described in the Prospectus. The Company directly owns all outstanding equity securities of the Dutch Issuer and the Canadian Issuer, except directors' qualifying shares.

            (e) Each of this Agreement and any applicable Terms Agreement has been duly authorized, executed and delivered by the Company.

            (f) Each of the Indentures has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), has been duly authorized, executed and delivered by the Company and, in the case of the Subsidiary Indenture, by the Dutch Issuer and the Canadian Issuer, and is a valid and binding agreement of the Company and, in the case of the Subsidiary Indenture, of the Dutch Issuer and the Canadian Issuer, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

            (g) The Securities and the Guarantees have been duly authorized and, when executed, authenticated and issued in accordance with the provisions of the applicable Indenture and delivered to and paid for by the purchasers thereof, will be entitled to the benefits of such Indenture and will be valid and binding obligations of the Company and, in the case of the Series A Notes, of the Dutch Issuer and the Canadian Issuer, as applicable, enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy,

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        insolvency or similar laws affecting creditors' rights generally and
        (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

            (h) The execution and delivery by the Issuers of, and the performance by the Issuers of their respective obligations under, this Agreement, the Securities, the Guarantees, the Indentures and any applicable Terms Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of any Issuer or any agreement or other instrument binding upon any Issuer or any of their subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over any Issuer or any of their subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by any Issuer of its respective obligations under this Agreement, the Securities, the Guarantees, the Indentures and any applicable Terms Agreement, except such as may be required by the Act, the Trust Indenture Act or the rules and regulations of the Commission thereunder, all of which have been obtained, or such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

            (i) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development which the Company has reasonable cause to believe will involve a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus; and there has not occurred any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

            (j) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any material contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

            (k) Immediately after any sale of Securities hereunder or under any Terms Agreement, the aggregate amount of Securities which shall have been issued and

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        sold hereunder or under any Terms Agreement and of any debt securities of the Issuers (other than such Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement.

          (l) All interest on the Series A Notes of the Dutch Issuer and the Canadian Issuer may under the current laws and regulations of The Netherlands and Canada, respectively, be paid in the currency of the Netherlands or the United States, in the case of the Dutch Issuer, or the currency of Canada or the United States, in the case of the Canadian Issuer, that may be converted into United States currency (if not so paid) and that may be freely transferred out of The Netherlands or Canada, respectively, and all interest and other distributions on such Series A Notes will not be subject to withholding or other taxes under the laws and regulations of The Netherlands or Canada, respectively, and are otherwise free and clear of any other tax, withholding or deduction in The Netherlands or Canada, respectively, and without the necessity of obtaining any governmental authorization in The Netherlands or Canada, respectively.

          (m) The accountants who certified the financial statements included or incorporated by reference in the Prospectus are independent public accountants within the meaning of the Act and the regulations thereunder.

          (n) Neither the Dutch Issuer nor the Canadian Issuer is an investment company for purposes of the Investment Company Act of 1940, as amended (the "Investment Company Act").

        2. (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Issuers, to use its reasonable efforts to solicit and receive offers to purchase the Securities upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. So long as this Agreement shall remain in effect with respect to any Agent, the Issuers shall not, without the consent of such Agent, solicit or accept offers to purchase, or sell, any debt securities with a maturity at the time of original issuance of 9 months or more except pursuant to or as contemplated by this Agreement, including, but not limited to, the third paragraph of this Agreement, any Terms Agreement or except pursuant to an offering of commercial paper under Section 3(a)(3) of the Act or a private placement not constituting a public offering under the Act or except in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term debt securities. However, each Issuer reserves the right to sell, and may solicit and accept offers to purchase, its Securities directly on its own behalf in transactions with persons other than broker-dealers, and, in the case of any such sale not resulting from a solicitation made by any Agent, no commission will be payable with respect to such sale. These provisions shall not limit Section 4(f) hereof or any similar provision included in any Terms Agreement.

          Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment in each case therefor


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        shall be as set forth in the Administrative Procedure attached hereto as Annex II as it may be amended from time to time by written agreement between the Agents and the Issuers (the "Administrative Procedure"). The provisions of the Administrative Procedure shall apply to Book-Entry Securities Procedure only. The procedures for the issuance of Certificated Securities will be agreed among the Issuers, the Agents and the applicable Trustee prior to the issuance of any such Certificated Notes. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Administrative Procedure. The Company will furnish to the applicable Trustee a copy of the Administrative Procedure as from time to time in effect.

          The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. As soon as practicable, but in any event not later than one business day in New York City after receipt of notice from the Company, the Agents will suspend solicitation of offers to purchase Securities until such time as the Company has advised the Agents that such solicitation may be resumed. During such period, the Company shall not be required to comply with the provisions of Sections 4(h), 4(i), 4(j) and 4(k). Upon advising the Agents that such solicitation may be resumed, however, the Company shall simultaneously provide the documents required to be delivered by Sections 4(h), 4(i), 4(j) and 4(k), and the Agents shall have no obligation to solicit offers to purchase the Securities until such documents have been received by the Agents. In addition, any failure by any Issuer to comply with its obligations hereunder, including without limitation its obligations to deliver the documents required by Sections 4(h), 4(i), 4(j) and 4(k), shall automatically terminate the Agents' obligations hereunder, including without limitation their obligations to solicit offers to purchase the Securities hereunder as agent or to purchase Securities hereunder as principal.

          Each Issuer agrees to pay each Agent a commission, at the time of settlement of any sale of a Security by such Issuer as a result of a solicitation made by such Agent, in an amount equal to the following applicable percentage of the principal amount of such Security sold:


                                                       Commission
                                                     (percentage of
                                                       aggregate
                                                     principal amount
          Range of Maturities                       of Securities sold)
          -------------------                       -------------------
From 9 months to less than 1 year                        .125%
From 1 year to less than 18 months                       .150%
From 18 months to less than 2 years                      .200%
From 2 years to less than 3 years                        .250%
From 3 years to less than 4 years                        .350%
From 4 years to less than 5 years                        .450%
From 5 years to less than 6 years                        .500%
From 6 years to less than 7 years                        .550%



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From 7 years to less than 10 years                       .600%
From 10 years to less than 15 years                      .625%
From 15 years to less than 20 years                      .675%
From 20 years to less than 30 years                      .750%
30 years or more to be negotiated

          (b) Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the applicable Issuers and such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent; a Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent; the commitment of any Agent to purchase Securities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Issuers herein contained and shall be subject to the terms and conditions herein set forth; each Terms Agreement shall specify the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Issuers for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities and the time and date and place of delivery of and payment for such Securities; and such Terms Agreement shall also specify any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to Section 4 hereof. Each Agent proposes to offer Securities purchased by it as principal for sale at prevailing market prices or prices related thereto at the time of sale, which may be equal to, greater than or less than the price at which such Securities are purchased by such Agent from the applicable Issuers.

          For each sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment therefor shall be as set forth in the Administrative Procedure. For each such sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the applicable Issuers agree to pay such Agent a commission (or grant an equivalent discount) as provided in Section 2(a) hereof and in accordance with the schedule set forth therein.

          Each time and date of delivery of and payment for Securities to be purchased by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Administrative Procedure, is referred to herein as a "Time of Delivery".

        3. The documents required to be delivered pursuant to Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Davis Polk & Wardwell, New York, New York, at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Issuers but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced or on which any Terms Agreement is executed (such time and date being referred to herein as the "Commencement Date").


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        4.  The Issuers covenant and agree with each Agent:

          (a) (i) To make no amendment or supplement to the Registration Statement or the Prospectus (A) prior to the Commencement Date which shall be disapproved by any Agent promptly after reasonable notice thereof or (B) after the date of any Terms Agreement or other agreement by an Agent to purchase Securities as principal and prior to the related Time of Delivery which shall be disapproved by any Agent party to such Terms Agreement or so purchasing as principal promptly after reasonable notice thereof; (ii) to prepare, with respect to any Securities to be sold through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement pursuant to Rule 424(b)(3) under the Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used; (iii) to make no amendment or supplement to the Registration Statement or Prospectus, other than any Pricing Supplement, at any time prior to having afforded each Agent a reasonable opportunity to review and comment thereon; (iv) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
        Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise such Agent, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus (other than any Pricing Supplement that relates to Securities not purchased through or by such Agent) has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; and (v) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as such Agent may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as such Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; PROVIDED, HOWEVER, that in connection therewith none of the Issuers shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish such Agent with copies of the Registration Statement and each amendment thereto, with copies of the Prospectus as each time amended or supplemented, other than any Pricing Supplement (except as provided in the Administrative Procedure), in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, and with copies of the documents incorporated

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        by reference therein, all in such quantities as such Agent may reasonably request from time to time; and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (including Securities purchased from the relevant Issuer by such Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such Agent and request such Agent, in its capacity as agent of the Issuer, to suspend solicitation of offers to purchase Securities from the Issuer (and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one business day later); and if any Issuer shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to so advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; PROVIDED, HOWEVER, that if during such same period such Agent continues to own Securities purchased from an Issuer by such Agent as principal or such Agent is otherwise required to deliver a prospectus in respect of transactions in the Securities, the Company shall promptly prepare and file with the Commission such an amendment or supplement;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (e) So long as any Securities are outstanding, to furnish to such Agent copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to such Agent (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as such Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

          (f) That, from the date of any Terms Agreement with such Agent or other agreement by such Agent to purchase Securities as principal and continuing to and including the later of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by such Agent and (ii) the related

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        Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Issuers which both mature more than 9 months after such Time of Delivery and are substantially similar to the Securities that are the subject of such Terms Agreement, without the prior written consent of such Agent;

          (g) That each acceptance by an Issuer of an offer to purchase Securities hereunder (including any purchase by such Agent as principal not pursuant to a Terms Agreement), and each execution and delivery by an Issuer of a Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Issuers contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

          (h) That reasonably in advance of each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, and each time an Issuer sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion or opinions by Davis Polk & Wardwell, counsel to the Agents, as a condition to the purchase of Securities pursuant to such Terms Agreement, the Issuers shall furnish to such counsel such papers and information as they may reasonably request to enable them to furnish to such Agent the opinion or opinions referred to in Section 6(b) hereof;

          (i) That (x) each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement),
        (y) each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus and (z) each time an Issuer sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion under this Section 4(i) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent written opinions of Dorsey & Whitney LLP, counsel to the Company (but only if specified pursuant to a Terms Agreement as contemplated in clause (z) above in the case of Dorsey & Whitney LLP), John Kaminsky, Esq., Vice President and Associate General Counsel of the Company, Nauta Dutilh, counsel to the Dutch Issuer, and Baker & McKenzie, counsel to the Canadian Issuer, or other counsel for any Issuer satisfactory to such Agent, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in Section 6(d), (k) and (l) hereof which was last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that the statements in such last opinion shall be deemed to relate to the Registration

        Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion of such counsel referred to in Section 6(d), (k) and (l) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

          (j) That each time the Registration Statement or the Prospectus shall be amended or supplemented and each time that a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, in either case to set forth financial information included in or derived from the Company's consolidated financial statements or accounting records, and each time an Issuer sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of a letter under this Section 4(j) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall cause the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement forthwith to furnish such Agent a letter, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 6(e) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; PROVIDED, HOWEVER, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in Section 6(e) hereof which was last furnished to such Agent;

          (k) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus and each time an Issuer sells Securities to such Agent as principal and the applicable Terms Agreement specifies the delivery of certificates under this Section 4(k) as a condition to the purchase of Securities pursuant to such Terms Agreement, each Issuer shall furnish or cause to be furnished forthwith to such Agent a certificate, dated the date of such supplement, amendment, incorporation or Time of Delivery relating to such sale, as the case may be, in such form and executed by such officers of such Issuer as shall be satisfactory to such Agent, to the effect that the statements contained in the certificates referred to in Section 6(j) hereof which was last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 6(j) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and

          (l) To offer to any person who has agreed to purchase Securities from an Issuer as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Administrative Procedure, any condition set forth in Section 6(a), 6(f), 6(g) or 6(h) hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this
        Section 4(l), for the respective judgments of an Agent with respect to certain matters referred to in such Sections 6(f) and 6(h), and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under such Sections 6(f) and 6(h) on behalf of any such person).

        5. The Company covenants and agrees with each Agent that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Issuers' counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the reasonable fees, disbursements and expenses of counsel for the Agents in connection with the establishment of the program contemplated hereby, any opinions to be rendered by such counsel hereunder and under any Terms Agreement and the transactions contemplated hereunder and under any Terms Agreement; (iii) the cost of printing, producing or reproducing this Agreement, any Terms Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including the fees and disbursements of counsel for the Issuers in connection with such qualification and in connection with the Blue Sky and legal investment surveys;
(v) any fees charged by securities rating services for rating the Securities;
(vi) any filing fees incident to, and the fees and disbursements of counsel for the Agents in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing the Securities; (viii) the fees and expenses of any Trustee and any agent of any Trustee and any transfer or paying agent of any Issuer and the fees and disbursements of counsel for any Trustee or such agent in connection with any Indenture and the Securities; (ix) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in Sections 7 and 8 hereof, each Agent shall pay all other expenses it incurs.

        6. The obligation of any Agent, as agent of an Issuer at any time ("Solicitation Time") to solicit offers to purchase the Securities and the obligation of any Agent to purchase Securities as principal, pursuant to any Terms Agreement or otherwise, shall in each case be subject, in such Agent's discretion, to the condition that all representations and warranties and other statements of the Issuers herein (and, in the case of an obligation of an Agent under a Terms Agreement, in or incorporated by reference in such Terms

Agreement) are true and correct at and as of the Commencement Date and any applicable date referred to in Section 4(k) hereof that is prior to such Solicitation Time or Time of Delivery, as the case may be, and at and as of such Solicitation Time or Time of Delivery, as the case may be, the condition that prior to such Solicitation Time or Time of Delivery, as the case may be, the Issuers shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) (i) With respect to any Securities sold at or prior to such Solicitation Time or Time of Delivery, as the case may be, the Prospectus as amended or supplemented (including the Pricing Supplement) with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; (ii) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and (iii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent.

          (b) Davis Polk & Wardwell, counsel to the Agents, shall have furnished to such Agent (i) such opinion or opinions, dated the Commencement Date, with respect to the matters covered in paragraphs
        (iii), (iv), (v), (vii) (but only as to the statements in the Prospectus, as then amended or supplemented, under the captions "Description of Debt Securities and Guarantee", "Description of Notes and Guarantee", "Plan of Distribution" and "Supplemental Plan of Distribution"), (ix)(2) and (x)(1) (but only as of the date of this Agreement) and (2) of subsection (d) below, as well as such other related matters as such Agent may reasonably request, and (ii) if and to the extent requested by such Agent, with respect to each applicable date referred to in Section 4(h) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, an opinion or opinions, dated such applicable date, to the effect that such Agent may rely on the opinion or opinions which were last furnished to such Agent pursuant to this Section 6(b) to the same extent as though it or they were dated the date of such letter authorizing reliance (except that the statements in such last opinion or opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in any case, in lieu of such an opinion or opinions, an opinion or opinions of the same tenor as the opinion or opinions referred to in clause (i) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

          (c) Dorsey & Whitney LLP, counsel to the Company, shall have furnished to such Agent such opinion or opinions, dated the Commencement Date, with respect to the matters covered in paragraphs (ii) (but only as to the Investment Company Act), (iii), (iv), (v), (vii) (but only as to the statements in the Prospectus, as then amended or supplemented, under the captions "Description of Debt Securities and Guarantee", "Description of Notes and Guarantee", "Plan of Distribution" and "Supplemental Plan of Distribution"), (ix)(2) (except for any document filed under the Exchange Act and incorporated by reference in the Registration Statement or the Prospectus) and (xi) of subsection (d) below, as well as such other related matters as such Agent may reasonably request.

          (d) John Kaminsky, Esq., Vice President and Associate General Counsel of the Company, shall have furnished to such Agent his written opinion, dated the Commencement Date and each applicable date referred to in
        Section 4(i) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and corporate authority to own its property and conduct its business as described in the Prospectus as amended or supplemented;

               (ii) The Dutch Issuer, the Canadian Issuer and each subsidiary of the Company that is a "significant subsidiary" as defined in Rule 1-02(v) of Regulation S-X under the Act has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and corporate authority to own its property and to conduct its business as described in the Prospectus, as amended or supplemented; the Company directly owns all outstanding equity securities of the Dutch Issuer and the Canadian Issuer, except directors' qualifying shares; and neither the Dutch Issuer nor the Canadian issuer is and, if the Dutch Issuer and the Canadian Issuer had issued Securities on the date of delivery of such opinion, neither the Dutch Issuer nor the Canadian Issuer would be an investment company for purposes of the Investment Company Act.

               (iii) Each of this Agreement and any applicable Terms Agreement has been duly authorized, executed and delivered by the Issuers and by the applicable Issuers, respectively;

               (iv) Each of the Indentures has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and, in the case of the Subsidiary Indenture, by the Dutch Issuer and the Canadian Issuer, and (assuming such Indenture has been duly authorized, executed and delivered by the Trustee) is a valid and binding agreement of the Company and, in the case of the Subsidiary Indenture, of the Dutch Issuer and the Canadian Issuer, enforceable in accordance with its terms except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity);

               (v) The Securities and the Guarantees have been duly authorized and, if duly executed, authenticated, issued and delivered by the applicable

          Issuers and paid for by the purchasers thereof on the date of delivery of such opinion, would be entitled to the benefits of the applicable Indenture and would be valid and binding obligations of the Company, the Dutch Issuer and the Canadian Issuer, as applicable, in each case enforceable in accordance with their respective terms except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity);

               (vi) The execution and delivery by each Issuer of, and the performance by each Issuer of its respective obligations under, this Agreement, any applicable Terms Agreement, the applicable Indentures and the applicable Securities and Guarantees will not contravene any provision of any applicable laws of the United States, the States of Delaware, New York or Minnesota, The Netherlands or the Province of Ontario, Canada or its certificate or deed of incorporation and by-laws or, to the best of such counsel's knowledge, any agreement or other instrument binding upon it or any of the Company's subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over any Issuer or any of the Company's subsidiaries, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by any Issuer of its respective obligations under this Agreement, any applicable Terms Agreement, the applicable Indentures or the applicable Securities and Guarantees, except such as may be required by the Act, the Trust Indenture Act or the rules and regulations of the Commission thereunder, all of which have been obtained, or such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the applicable Securities;

               (vii) The statements (1) in the Prospectus, as then amended or supplemented, under the captions "Description of Debt Securities and Guarantee", "Description of Notes and Guarantee", "Plan of Distribution", "Supplemental Plan of Distribution" and "United States Taxation", (2) in "Item 3 - Legal Proceedings" of the Company's most recent annual report on Form 10-K incorporated by reference in the Prospectus and (3) in "Item 1 - Legal Proceedings" of Part II of the Company's quarterly reports on Form 10-Q, if any, filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

               (viii) After due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Issuers or any of their subsidiaries is a party or to which any of the properties of the Issuers or any of their subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus, as amended or supplemented, and are not so described or of any material contracts or other documents that are required to be described in the Registration Statement or the Prospectus, as amended or supplemented, or to be filed as exhibits to the Registration Statement, and are not described or filed as required;

               (ix) (1) each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus, as amended or supplemented (except for financial statements, related schedules and other financial data included therein, as to which such counsel need not express any opinion), complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, and (2) the Registration Statement, as of its effective date, and the Prospectus, as amended or supplemented, as of its date, (except for financial statements, related schedules and other financial data included therein, as to which such counsel need not express any opinion) complied as to form in all material respects with the Act and the applicable rules and regulations of the Commission thereunder;

               (x) Nothing has come to such counsel's attention that causes such counsel to believe that (other than the financial statements, related schedules and other financial data included therein, as to which such counsel need make no statement) (1) the Registration Statement and Prospectus, at the time the Registration Statement became effective, or if an amendment to the Registration Statement or to any document incorporated by reference therein has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time of the most recent such filing, and at the date of this Agreement, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (2) that the Prospectus, as amended or supplemented at the date of delivery of such opinion, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

               (xi) Under the laws of the State of New York relating to personal jurisdiction, each Issuer has, pursuant to Section 14 of this Agreement, validly and irrevocably submitted to the personal jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court") in any action arising out of or relating to this Agreement or the transactions contemplated hereby, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed the Authorized Agent (as defined herein) as its authorized agent for the purpose described in
          Section 14 hereof; and service of process effected on such agent in the manner set forth in Section 14 hereof will be effective to confer valid personal jurisdiction over the Company.

        In rendering the opinions described in Section 6(b), (c) and (d) hereof with respect to Dutch and Canadian law, Davis Polk & Wardwell, Dorsey & Whitney LLP and Mr. Kaminsky may rely on the opinions to the Agents of Dutch and Canadian counsel for the Company described in Section 6(k) and
        (l) hereof.

          (e) Not later than 11:00 a.m., New York City time, on the Commencement Date and on each applicable date referred to in Section 4(j) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to such Agent a letter, dated the Commencement Date or such applicable date, as the case may be, in form and substance satisfactory to such Agent, to the effect set forth in Annex III hereto.

          (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development reasonably expected to involve a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of such Agent so material and adverse as to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Securities from an Issuer or the purchase by such Agent of Securities from an Issuer as principal, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery.

          (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

          (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York City declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in the Clause (iv) in the judgment of such Agent makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Securities or the purchase of the Securities from the Company as principal pursuant to the applicable Terms Agreement or otherwise, as the case may be, on the terms and in the manner contemplated in the Prospectus.

          (i) With respect to any Security denominated in a currency other than the U.S. dollar, more than one currency or a composite currency or any Security the principal or interest of which is indexed to such currency, currencies or composite currency, there shall not have occurred a suspension or material limitation in foreign exchange trading in such currency, currencies or composite currency by a major international bank, a general moratorium on commercial banking activities in the country or countries issuing such currency, currencies or composite currency, the outbreak or escalation of hostilities involving, the occurrence of any material adverse change in the existing financial, political or economic conditions of, or the declaration of war or a national emergency by, the country or countries issuing such currency, currencies or composite currency or the imposition or proposal of exchange controls by any governmental authority in the country or countries issuing such currency, currencies or composite currency.

          (j) Each Issuer shall have furnished or caused to be furnished to such Agent certificates of officers of such Issuer dated the Commencement Date and each applicable date referred to in Section 4(k) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in such form and executed by such officers as shall be satisfactory to such Agent, as to the accuracy of the respective representations and warranties of such Issuer herein at and as of the Commencement Date or such applicable date, as the case may be, as to the performance by such Issuer of all of its respective obligations hereunder to be performed at or prior to the Commencement Date or such applicable date, as the case may be, as to the matters set forth in subsections (a) and (f) of this Section 6, and as to such other matters as such Agent may reasonably request.

          (k) Nauta Dutilh, counsel to the Dutch Issuer, shall have furnished to such Agent such opinion or opinions, but only as to the Dutch Issuer and matters of applicable Dutch law, dated the Commencement Date, with respect to the matters covered in paragraphs (ii), (iii), (iv), (v),
        (vi), (viii) and (xi) of subsection (d) above, as well as such other related matters as such Agent may reasonably request, and to the effect that:

               (i) The statements in the Prospectus under "Honeywell Finance B.V." to the extent such statements relate to matters of law or regulation or to the provisions of documents therein described, are true and accurate in all material respects, and nothing has been omitted from such statements with would make the same misleading in any material respect;

               (ii) Insofar as matters of Dutch law are concerned, the Registration Statement and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Dutch Issuer; and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Dutch Issuer;

               (iii) No stamp of other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Agents to The Netherlands or to any political subdivision or taxing authority thereof or therein in connection with
          (A) issuance, sale and delivery by the Agents of the Securities to or for the respective accounts of the Agents of (B) the sale and delivery outside The Netherlands by the Agents of the Securities to the purchasers thereof in the manner contemplated herein;

               (iv) The Dutch Issuer's agreement to the choice of law provisions set forth in Section 16 hereof will be recognized by the courts of The Netherlands; the Dutch Issuer can sue and be sued in its own name under the laws of The Netherlands; the irrevocable submission of the Dutch Issuer to the exclusive jurisdiction of a New York Court, the waiver by the Dutch Issuer of any object to the venue of a proceeding in a New York Court and the agreement of the Dutch Issuer that this Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in Section 14 hereof will be effective, insofar as the law of The Netherlands is concerned, to confer valid personal jurisdiction over the Dutch Issuer; and judgement obtained in a New York Court arising out of or in relation to the obligations of the Dutch Issuer under this Agreement would be enforceable against the Dutch Issuer in the courts of The Netherlands;

               (v)  The indemnification and contribution provisions set forth in
          Section 7 hereof do not contravene the public policy or laws of The Netherlands; and

               (vi) No governmental authorization of or with any governmental agency of The Netherlands is required to effect payments of principal of and premium, if any and interest on, the Securities.

          (l) Baker & McKenzie, counsel to Canadian Issuer, shall have furnished to such Agent such opinion or opinions, but only as to the Canadian Issuer and matters of applicable Canadian law, dated the Commencement Date, with respect to the matters covered in paragraphs (ii), (iii), (iv), (v), (vi) and (viii) of subsection
        (d) above, as well as such other related matters as such Agent may reasonably request, and to the effect that:

               (i) The statements in the prospectus under "Honeywell Canada Limited" to the extent such statements relate to matters of law or regulation are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect;

               (ii) Insofar as matters of law of the Province of Ontario, Canada are concerned, the Registration Statement and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Canadian Issuer;

               (iii) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Agents to Canada, the Province of Ontario, Canada or any taxing authority thereof in connection with (A) the issuance, sale and delivery by the Canadian Issuer of the Series A Notes to or for the respective accounts of the Agents or (B) the sale and delivery outside Canada by the Agents of the Series A
          Notes to the purchasers thereof in the manner contemplated herein;

               (iv) Subject to the inherent jurisdiction of a court of competent jurisdiction in the Province of Ontario, Canada (an "Ontario Court") to consider issues of public policy, as that term is understood under the laws of the Province of Ontario, Canada:

               (A) Honeywell Canada's agreement to the choice of law provision set forth in Section 16 will be upheld as a valid choice of law by an Ontario Court provided that such choice of law is bona fide and legal (that is, it was not made with a view to avoiding the consequences of the law of the jurisdiction with which the transaction, objectively, is most closely and really connected);

               (B) Honeywell Canada can sue and be sued in its own name under the laws of the Province of Ontario, Canada;

               (C) the irrevocable submission of Honeywell Canada under this Agreement to the exclusive jurisdiction of a New York Court and the waiver by Honeywell Canada of any objection to the venue of a proceeding in a New York Court would be recognized by an Ontario Court subject to strong cause being demonstrated to it that the balance of convenience favors overriding the contractual submission;

               (D)  service of process effected in the manner set forth in
                    Section 14 will be effective, insofar as the laws of the Province of Ontario, Canada are concerned, to confer valid IN PERSONAM jurisdiction over Honeywell Canada; and

               (E) the laws of the Province of Ontario, Canada permit an action to be brought in an Ontario Court on any final and conclusive IN PERSONAM judgment obtained in a New York Court arising out of or in relation to the obligations of Honeywell Canada under this Agreement provided that:

                    (1) such judgment is given by a court of competent jurisdiction, and is not impeachable as void or voidable under the laws of New York;

                    (2)   such judgment is for a sum certain;

                    (3) such judgement was not obtained by fraud or in a manner contrary to natural justice;

                    (4) the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws;

                    (5) no new admissible evidence relevant to the action is discovered prior to the rendering of judgment by the Ontario Court; and

                    (6) there has been compliance with the LIMITATIONS ACT (Ontario), which provides that an action to enforce a foreign judgment must be commenced within six years of the date of the foreign judgment.

               (v) No governmental authorization of or by any governmental agency of Canada is required to effect payments of principal of and premium, if any, and interest on the Series A Notes.

        7. (a) The Issuers will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Issuers shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Issuers by such Agent expressly for use therein.

          (b) Each Agent will indemnify and hold harmless the Issuers against any losses, claims, damages or liabilities to which the Issuers may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Issuers by such Agent expressly for use therein; and will reimburse the Issuers for any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c)  Promptly after receipt by an indemnified party under subsection
        (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Issuers bear to the total commissions or discounts received by such Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by any Issuer on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuers and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by PER CAPITA allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), an Agent shall not be required to contribute any amount in excess of the amount by which the total public offering price at which the Securities purchased by or through it were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection (d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

          (e) The obligations of the Issuers under this Section 7 shall be in addition to any liability which the Issuers may otherwise have and shall extend, upon the same terms and conditions, to each officer, employee and director of any Agent and to each person, if any, who controls any Agent within the meaning of the Act; and the obligations of each Agent under this Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer, employee and director of any Issuer and to each person, if any, who controls any Issuer within the meaning of the Act.

        8. Each Agent, in soliciting offers to purchase Securities from the Issuers and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise), is acting solely as agent for an Issuer and not as principal. Each Agent will make reasonable efforts to assist an Issuer in obtaining performance by each purchaser whose offer to purchase Securities from such Issuer was solicited by such Agent and has been accepted by such Issuer, but such Agent shall not have any liability to such Issuer in the event such purchase is not consummated for any reason. If an Issuer shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company and such Issuer shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by such Issuer and
(ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

        9. The respective indemnities, agreements, representations, warranties and other statements by any Agent and the Issuers set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent, or any Issuer, or any officer or director or any controlling person of any Issuer, and shall survive each delivery of and payment for any of the Securities.

        10. The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Issuers may be suspended or terminated at any time by any Issuer as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or such Issuer as the case may be. In the event of such suspension or termination with respect to any Agent, (x) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred, (y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination and (z) in any event, this Agreement shall remain in full force and effect insofar as the fourth paragraph of Section 2(a), and Sections 4(d), 4(e), 5, 7, 8, 9, 14, 15 and 16 hereof are concerned.

        11. Except as otherwise specifically provided herein or in the Administrative Procedure, all notices hereunder shall be in writing, or by telephone if promptly confirmed in writing, if to Goldman, Sachs & Co. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 85 Broad Street, New York, New York 10004, Facsimile Transmission No. (212) 363-7609, Attention: Credit Department; if to Bear, Stearns & Co. Inc. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 245 Park Avenue - 4th floor, New York, New York 10167, Facsimile Transmission No. (212) 272-6227, Attention:
Capital Markets Desk; if to Chase Securities, Inc. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 270 Park Avenue - 6th floor, New York, New York 10005, Facsimile Transmission No. (212) 834-6170, Attention: Medium-Term Note Desk; if to Citicorp Securities, Inc. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 399 Park Avenue, New York, New York 10043, Facsimile Transmission No. (212) 291-3190, Attention: Head, MTN Trading Desk; if to Dillon, Read & Co. Inc. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 535 Madison Avenue, New York, New York 10022, Facsimile Transmission No. (212) 750-3343,
Attention: Corporate Finance Department; if to J.P. Morgan Securities Inc. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 60 Wall Street, 3rd Floor, New York, New York 10260, Facsimile Transmission No. (212) 648-5907, Attention: Medium Term Note Desk; and if to any Issuer shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Honeywell Inc., Honeywell Plaza, Minneapolis, Minnesota 55408, Facsimile Transmission No. (612) 951-2096,
Attention:  Treasurer.

        12. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Issuers and to the extent provided in Sections 7, 8 and 9 hereof, the officers and directors of any Issuer and any person who controls any Agent or any Issuer, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason merely of such purchase.

        13. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

        14. Each Issuer irrevocably (i) agrees that any legal suit, action or proceeding against the such Issuer brought by any Agent or by any person who controls any Agent arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in any New York Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and
(iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Each Issuer has appointed Corporation Service Company, 500 Central Avenue, Albany, New York 12203-2290, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Agent or by any person who controls any Agent, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each Issuer represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid.
 Service of process upon the Authorized Agent and written notice of such service to an Issuer shall be deemed, in every respect, effective service of process upon such Issuer.

        15. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, each Issuer will indemnify each Agent against any loss incurred by such Agent as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Agent is able to purchase United States dollars with the amount of judgment currency actually received by such Agent. The foregoing indemnity shall constitute a separate and independent obligation of such Issuer and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

        16. THIS AGREEMENT AND ANY TERMS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        17. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

        18. Notwithstanding any contrary provision of this Agreement, no Issuer shall offer or sell any Series A Notes hereunder or under any Terms Agreement unless the Company shall have notified the Agents of all limitations upon the terms of, and all selling restrictions pertaining to, such Series A Notes necessary in the discretion of the Company to assure the accuracy of all representations contained herein, and all information contained in the Prospectus, as amended or supplemented, pertaining to such Series A Notes.

        If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Issuers and each of you in accordance with its terms.

                                   Very truly yours,
                                   HONEYWELL INC.

                                   By: . . . . . . . . . . . . . . . . . . . . .
                                       Name:
                                       Title:


                                   HONEYWELL FINANCE B.V.

                                   By: . . . . . . . . . . . . . . . . . . . . .
                                       Name:
                                       Title:


                                   By: . . . . . . . . . . . . . . . . . . . . .
                                       Name:
                                       Title:


                                   HONEYWELL CANADA LIMITED

                                   By: . . . . . . . . . . . . . . . . . . . . .
                                       Name:
                                       Title:


                                   By: . . . . . . . . . . . . . . . . . . . . .
                                       Name:
                                       Title:

Accepted in New York, New York,
 as of the date hereof:


 . . . . . . . . . . . . . . .
    (Goldman, Sachs & Co.)


Bear, Stearns & Co. Inc.


By:. . . . . . . . . . . . . .
   Name:
   Title:


Chase Securities Inc.


By:. . . . . . . . . . . . . .
   Name:
   Title:


Citicorp Securities, Inc.


By:. . . . . . . . . . . . . .
   Name:
   Title:


Dillon, Read & Co. Inc.


By:. . . . . . . . . . . . . .
   Name:
   Title:


J.P. Morgan Securities Inc.


By:. . . . . . . . . . . . . .
   Name:
   Title:

                                                                         ANNEX I

                                 HONEYWELL INC.
                             HONEYWELL FINANCE B.V.
                            HONEYWELL CANADA LIMITED

                               MEDIUM-TERM NOTES

                                TERMS AGREEMENT


                                                             ___________ , 199_


[APPLICABLE AGENT(S)]


Ladies and Gentlemen:

Subject to the terms and conditions stated herein and in the U.S. Distribution Agreement, dated July 18, 1996 (the "Distribution Agreement"), between Honeywell Inc. (the "Company"), Honeywell Finance B.V. (the "Dutch Issuer") and Honeywell Canada Limited (the "Canadian Issuer" and, with the Company and the Dutch Issuer, the "Issuers") on the one hand and Goldman, Sachs & Co., Bear, Stearns & Co. Inc., Chase Securities Inc., Citicorp Securities, Inc., Dillon, Read & Co. Inc. and J.P. Morgan Securities Inc. (the "Agents") on the other, the undersigned Issuers propose to issue and sell to [INSERT NAME(S) OF APPLICABLE AGENT(S)] the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Issuers, or make such party subject to the provisions therein relating to the solicitation of offers to purchase Securities from the Issuers, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 1 of the Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the applicable Issuer(s) agree to issue and sell to [INSERT NAME(S) OF APPLICABLE AGENT(S)] and [INSERT NAME(S) OF APPLICABLE AGENT(S)] agrees to purchase from such Issuer the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Issuers.

                                   Honeywell Inc.


                                   By: . . . . . . . . . . . . . . . . . . . . .
                                       Name:
                                       Title:

                                   [OTHER APPLICABLE ISSUERS]
Accepted:


[APPLICABLE AGENT(S)]

                                                             SCHEDULE TO ANNEX I

ISSUERS:

TITLE OF PURCHASED SECURITIES:

     Medium-Term Securities, Series ___

AGGREGATE PRINCIPAL AMOUNT:

     [up to $500,000,000 or units of other Specified Currency]

PRICE TO PUBLIC:____% of the principal amount of Purchased Securities

PURCHASE PRICE __% of the principal amount of the Purchased Securities[, PLUS
ACCRUED INTEREST FROM ............... TO ...............] [AND ACCRUED
AMORTIZATION, IF ANY, FROM ................. TO ................]

METHOD OF AND SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

   / / By Federal funds check, payable to the order of the Company, in immediately available funds.

   / / By wire transfer to a bank account specified by the Company in immediately available funds

INDENTURE:

   / / INDENTURE, DATED AS OF AUGUST 1, 1994, BETWEEN THE COMPANY AND THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), AS TRUSTEE

   / / INDENTURE, DATED AS OF JULY 15, 1996, BETWEEN THE COMPANY AND THE CHASE MANHATTAN BANK, AS TRUSTEE

   / /    [OTHER - SPECIFIED]

TIME OF DELIVERY:

CLOSING LOCATION FOR DELIVERY OF SECURITIES:

MATURITY:

INTEREST RATE:



INTEREST PAYMENT DATES:

     [MONTHS AND DATES], commencing


OTHER TERMS:

DOCUMENTS TO BE DELIVERED:

     The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:

     [(1)  THE OPINION OF COUNSEL TO THE AGENTS REFERRED TO IN SECTION 4(h).]

     [(2)  THE OPINIONS OF COUNSEL TO THE ISSUERS REFERRED TO IN SECTION 4(i).]

     [(3)  THE ACCOUNTANTS' LETTER REFERRED TO IN SECTION 4(j).]

     [(4)  THE OFFICERS' CERTIFICATE(S) REFERRED TO IN SECTION 4(k).]

OTHER PROVISIONS (INCLUDING SYNDICATE PROVISIONS, IF APPLICABLE):

                                                                        ANNEX II

                               HONEYWELL INC.

                          ADMINISTRATIVE PROCEDURE

          This Administrative Procedure relates to the Securities defined in the U.S. Distribution Agreement, dated July 18, 1996 (the "Distribution Agreement"), among Honeywell Inc. (the "Company"), Honeywell Finance B.V., (the "Dutch Issuer") and Honeywell Canada Limited (the "Canadian Issuer" and, with the Company and the Dutch Issuer, or any of them, as the context requires, the "Issuers", and with respect to any Security, the issuer and any guarantor thereof is herein referred to as the "Issuer") and Goldman, Sachs & Co., Chase Securities, Inc., Dillon, Read & Co. Inc., J.P. Morgan Securities Inc. and Citicorp Securities, Inc. (together, the "Agents"), to which this Administrative Procedure is attached as Annex II. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus as amended or supplemented or the Indenture.

          The procedures to be followed with respect to the settlement of sales of Securities directly by the Issuers to purchasers solicited by an Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the an Issuer will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in Section 2(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent".

          The Issuers will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

          Each Security will be issued only in fully registered form and will be represented by either a global security (a "Global Security") delivered to the Trustee, as agent for The Depository Trust Company (the "Depositary") and recorded in the book-entry system maintained by the Depositary (a "Book-Entry Security") or a certificate issued in definitive form (a "Certificated Security") delivered to a person designated by an Agent, as set forth in the applicable Pricing Supplement. An owner of a Book-Entry Security will not be entitled to receive a certificate representing such a Security, except as provided in the Indenture.

          Book-Entry Securities Procedure are set forth below. The procedures for the issuance of Certificated Securities will be agreed among the Issuers, the Agents and the Trustee prior to the issuance of any such Certificated Notes.

               ADMINISTRATIVE PROCEDURE FOR BOOK-ENTRY SECURITIES

          In connection with the qualification of the Book-Entry Securities for eligibility in the book-entry system maintained by the Depositary, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Issuers and the Trustee to the Depositary, dated the date hereof, and a Medium-Term Note Certificate Agreement between the Trustee and the Depositary, dated as of March 10, 1989 (the "Certificate Agreement"), and its obligations as a participant in the Depositary, including the Depositary's Same-Day Funds Settlement System ("SDFS").

POSTING RATES BY THE ISSUER:

          The Issuer and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Book-Entry Securities that may be sold as a result of the solicitation of offers by an Agent. Any Issuer may establish a fixed set of interest rates and maturities for an offering period ("posting"). If an Issuer decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

ACCEPTANCE OF OFFERS BY THE ISSUER:

          Each Agent will promptly advise the Issuer by telephone or other appropriate means of all reasonable offers to purchase Book-Entry Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Issuer to purchase Book-Entry Securities as a Purchasing Agent. The Issuer will have the sole right to accept offers to purchase Book-Entry Securities and may reject any such offer in whole or in part.

          The Issuer will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Book-Entry Securities. If the Issuer accepts an offer to purchase Book-Entry Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

INTEREST:

          Interest on Book-Entry Securities will accrue and will be paid at the times and in the manner consistent with the descriptions thereof in the Company's Prospectus Supplement dated July 18, 1996 to the Prospectus dated May 30, 1996 (the "Prospectus") and the applicable Pricing Supplement thereto.

EXCHANGES:

          The Trustee, at the Issuer's request, may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation specifying (a) the CUSIP numbers of two or more Global Securities outstanding on such date that represent (i) Fixed-Rate Book-Entry Notes having the same terms (other than Settlement Dates) or (ii) Floating Rate Book-Entry Securities having the same terms (other than Settlement Dates); (b) a date, at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date for the related Book-Entry Notes, on which such Global Security shall be exchanged for a single replacement Global Security; and (c) a new CUSIP number to be assigned to such replacement Global Security. Upon receipt of such a notice, DTC will send to its participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Securities and the old CUSIP numbers for a single Global Security bearing the new CUSIP number. The CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP Service Bureau procedures be canceled and not immediately reassigned. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed $200,000,000 in aggregate principal amount, one replacement Security will be authenticated and issued to represent each $200,000,000 of principal amount of the exchanged Global Securities and an additional Global Note will be authenticated and issued to represent any remaining principal amount of such Global Securities.

MANNER OF PAYMENT:

          The total amount of principal, premium, if any, and interest due on a Global Security on any Interest Payment Date or at maturity or upon redemption or repayment shall be paid by the Issuer to the Trustee in funds available for use by the Trustee on such date. The Issuer will make payment on such Global Security by depositing funds sufficient to make such payment with the Trustee. The Issuer will confirm such instructions in writing to the Trustee. For payments of principal and any premium at maturity or upon redemption or repayment prior to 10 a.m. (New York City time) on such date or as soon as possible thereafter, the Trustee will pay the Depositary by separate wire transfer (using Fedwire message entry instructions in a form previously specified by the Depositary) to an account at the Federal Reserve Bank of New York previously specified by the Depositary, in funds available for immediate use by the Depositary, each payment of interest, premium, if any, or principal (together with interest thereon) due on a Global Security on such date. For payments of interest, the Trustee will pay the Depositary such payments in same-day funds on each Interest Payment Date in accordance with existing arrangements between the Trustee and the Depository. Thereafter for all payments on such date, the Depositary will pay, in accordance with SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective participants with payments in amounts proportionate to their respective holdings in principal amount of beneficial interest in such Global Security as are recorded in the book-entry system maintained by the Depositary.

Neither the Issuer nor the Trustee shall have any direct responsibility or liability for the payment by the Depositary of any principal, premium or interest on Book-Entry Securities to such participants.

COMMUNICATION OF SALE INFORMATION TO THE ISSUER BY AGENT AND SETTLEMENT
PROCEDURES:

          A. After the acceptance of an offer by an Issuer, the Selling Agent or Purchasing Agent, as the case may be, will communicate promptly, but in no event later than the time set forth under "Settlement Procedure Timetable" below, the following details of the terms of such offer (the "Sale Information") to such Issuer by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

          (1)  Principal Amount of Book-Entry Securities to be purchased;

          (2) If a Fixed Rate Book-Entry Security, the interest rate and initial interest payment date;

          (3)  Trade Date;

          (4)  Settlement Date (Original Issue Date);

          (5)  Maturity Date;

          (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency (it being understood that currently the Depositary accepts deposits of Global Securities denominated in U.S. dollars only);

          (7) Indexed Currency, the Base Rate and the Exchange Rate Determination Date, if applicable;

          (8)  Issue Price;

          (9) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

          (10) Net Proceeds to the Issuer;

          (11) If a redeemable Book-Entry Security, such of the following as are applicable:

               (i)   Redemption Commencement Date or Repayment Date;
               (ii)  Initial Redemption Price (% of par), and
               (iii) Amount (% of  par) that the Redemption Price shall
                     decline (but not below par) on each anniversary of the Redemption Commencement Date;

          (12) If a Floating Rate Book-Entry Security, such of the following as are applicable:

               (i)    Interest Rate Basis,
               (ii)   Index Maturity,
               (iii)  Spread or Spread Multiplier,
               (iv)   Maximum Rate,
               (v)    Minimum Rate,
               (vi)   Initial Interest Rate,
               (vii)  Interest Reset Dates,
               (viii) Calculation Dates,
               (ix)   Interest Determination Dates,
               (x)    Interest Payment Dates,
               (xi)   Regular Record Dates, and
               (xii)  Calculation Agent; and

          (13) Name, address and taxpayer identification number of the registered owner(s);

          (14) Denomination of certificates to be delivered at settlement;

          (15) Book-Entry Security or Certificated Security; and

          (16) Selling Agent or Purchasing Agent.

          B. After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Issuer will communicate such Sale Information to the Trustee by facsimile transmission or other acceptable written means. The Trustee will assign a CUSIP number to the Global Security from a list of CUSIP numbers previously delivered to the Trustee by the Issuer representing such Book-Entry Security and then advise the Issuer and the Selling Agent or Purchasing Agent, as the case may be, of such CUSIP number.

          C. The Trustee will enter a pending deposit message through the Depositary's Participant Terminal System, providing the following settlement information to the Depositary, and the Depositary shall forward such information to such Agent and Standard & Poor's Corporation:

          (1)  The applicable Sale Information;

          (2) CUSIP number of the Global Security representing such Book-Entry Security;

          (3) Whether such Global Security will represent any other Book-Entry Security (to the extent known at such time);

          (4) Number of the participant account maintained by the Depositary on behalf of the Selling Agent or Purchasing Agent, as the case may be;

          (5)  The interest payment period; and

          (6) Initial Interest Payment Date for such Book-Entry Security, number of days by which such date succeeds the related record date for the Depositary's purposes (which in the case of Floating Rate Securities which reset daily or weekly shall be the date five calendar days immediately preceding the applicable Interest Payment Date and in the case of all other Book-Entry Securities shall be the Regular Record Date, as defined in the Security) and, if calculable at that time, the amount of interest payable on such Interest Payment Date.

          D. The Trustee will complete and authenticate the Global Security previously delivered by the Issuer representing such Book-Entry Security.

          E. The Depositary will credit such Book-Entry Security to the Trustee's participant account at the Depositary.

          F. The Trustee will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary to (i) debit such Book-Entry Security to the Trustee's participant account and credit such Book-Entry Security to such Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Book-Entry Security less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to the Depositary that (a) the Global Security representing such Book-Entry Security has been issued and authenticated and (b) the Trustee is holding such Global Security pursuant to the Certificate Agreement.

          G. Such Agent will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary (i) to debit such Book-Entry Security to such Agent's participant account and credit such Book-Entry Security to the participant accounts of the Participants with respect to such Book-Entry Security and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Book-Entry Security.

          H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

          I. Upon confirmation of receipt of funds, the Trustee will transfer to the account of the Issuer maintained at The Chase Manhattan Bank, New York, New York, or such other account as the Issuer may have previously specified to the Trustee, in funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "F".

          J. Upon request, the Trustee will send to the Company a statement setting forth the principal amount of Book-Entry Securities outstanding as of that date under the Indentures.

          K. Such Agent will confirm the purchase of such Book-Entry Security to the purchaser either by transmitting to the participants with respect to such Book-Entry Security a confirmation order or orders through the Depositary's institutional delivery system or by mailing a written confirmation to such purchaser.

          L. The Depositary will, at any time, upon request of the Company or the Trustee, promptly furnish to the Company or the Trustee a list of the names and addresses of the participants for whom the Depositary has credited Book-Entry Securities.

PREPARATION OF PRICING SUPPLEMENT:

          If an Issuer accepts an offer to purchase a Book-Entry Security, the Company will prepare a Pricing Supplement reflecting the terms of such Book-Entry Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such Pricing Supplement, not later than 5:00 p.m., New York City time, on the Business Day following the Trade Date (as defined below), or if the Issuer and the purchaser agree to settlement on the Business Day following the date of acceptance of such offer, not later than noon, New York City time, on such date. The Company will arrange to have the Pricing Supplement filed with the Commission not later than the close of business of the Commission on the fifth Business Day following the date on which such Pricing Supplement is first used.

DELIVERY OF CONFIRMATION AND PROSPECTUS TO PURCHASER BY SELLING AGENT:

          The Selling Agent will deliver to the purchaser of a Book-Entry Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Book-Entry Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Book-Entry Security.

DATE OF SETTLEMENT:

          The receipt by the Issuer of immediately available funds in payment for a Book-Entry Security and the authentication and issuance of the Global Security representing such Book-Entry Security shall constitute "settlement" with respect to such Book-Entry Security. All orders of Book-Entry Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Issuer on a particular date (the "Trade Date") will be settled on a date (the "Settlement Date") which is the third Business Day after the Trade Date pursuant to the "Settlement Procedure Timetable" set forth below, unless the Issuer and the purchaser agree to settlement on another Business Day which shall be no earlier than the next Business Day after the Trade Date.

SETTLEMENT PROCEDURE TIMETABLE:

          For orders of Book-Entry Securities solicited by a Selling Agent and accepted by an Issuer for settlement on the third Business Day after the Trade Date, Settlement Procedures "A" through "I" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

SETTLEMENT
PROCEDURE                TIME
- ---------                ----

A     5:00 p.m.          on the Business Day following the Trade Date
                         or 10:00 a.m. on the Business Day prior to the Settlement Date, whichever is earlier

B     12:00 noon         on the second Business Day immediately
                         preceding the Settlement Date

C     2:00 p.m.          on the second Business Day immediately
                         preceding the Settlement Date

D     9:00 a.m.          on the Settlement Date

E     10:00 a.m.         on the Settlement Date

F-G   2:00 p.m.          on the Settlement Date

H     4:45 p.m.          on the Settlement Date

I     5:00 p.m.          on the Settlement Date

          If the initial interest rate for a Floating Rate Book-Entry Security has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 2:00 p.m. on the second Business Day immediately preceding the Settlement Date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

          If settlement of a Book-Entry Security is rescheduled or canceled, the Trustee, upon obtaining knowledge thereof, will deliver to the Depositary, through the Depositary's Participation Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled Settlement Date.

FAILURE TO SETTLE:

          If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Security pursuant to Settlement Procedure "F", the Trustee may deliver to the Depositary, through the Depositary's Participant Terminal System, as soon as practicable a withdrawal message instructing the Depositary to debit such Book-Entry Security to the Trustee's participant account, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Book-Entry Security that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Securities represented by a Global Security, the Trustee will mark such Global Security "canceled", make appropriate entries in the Trustee's records and send such canceled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Securities represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Security or Securities and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Securities previously represented by the surrendered
Global Security and shall bear the CUSIP number of the surrendered Global Security.

          If the purchase price for any Book-Entry Security is not timely paid to the participants with respect to such Book-Entry Security by the beneficial purchaser thereof (or a person, including an indirect participant in the Depositary, acting on behalf of such purchaser), such participants and, in turn, the Agent for such Book-Entry Security may enter deliver orders through the Depositary's Participant Terminal System debiting such Book-Entry Security to such participant's account and crediting such Book-Entry Security to such Agent's account and then debiting such Book-Entry Security to such Agent's participant account and crediting such Book-Entry Security to the Trustee's participant account and shall notify the Company and the Trustee thereof. Thereafter, the Trustee will (i) immediately notify the Company of such order and the Issuer shall transfer to such Agent funds available for immediate use in an amount equal to the price of such Book-Entry Security which was credited to the account of the Issuer maintained at the Trustee in accordance with Settlement Procedure I, and (ii) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for the loss of its use of funds during the period when the funds were credited to the account of the Issuer.

          Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Security, the Depositary may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Securities to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "D", for the authentication and issuance of a Global Security representing the other Book-Entry Securities to have been represented by such Global Security and will make appropriate entries in its records. The Issuers will, from time to time, furnish the Trustee with a sufficient quantity of Securities.

                                                                       ANNEX III
                               ACCOUNTANTS' LETTER

     Pursuant to Sections 4(j) and 6(d), as the case may be, of the Distribution Agreement, the Company's independent certified public accountants shall furnish letters to the effect that:

         (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

         (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the Agents;

         (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Agents; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

         (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of


                                      III-1
     the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

              (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

              (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

              (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

              (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;


                                      III-2

              (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

              (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Agents, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

         (v) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Agents which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Agents or in documents incorporated by reference in the Prospectus specified by the Agents, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

        All references in this Annex III to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Distribution Agreement as of the Commencement Date referred to in Section 6(e) thereof and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as of the date of the amendment, supplement, incorporation or the Time of Delivery relating to the Terms Agreement requiring the delivery of such letter under


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

Section 4(j) thereof.



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